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                                                                   EXHIBIT 10.23

                                                                  EXECUTION COPY


THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                     PROMISSORY NOTE AND SECURITY AGREEMENT


Note No. 1

$___________________                                 New York, New York
                                                     February ___, 2002

         For value received SynQuest, Inc., a Georgia corporation ("Borrower"), unconditionally promises to pay to Warburg, Pincus Investors, L.P., or its assigns, as -------- Lender (as defined in the Loan Agreement (as defined below)), the principal sum of __________________________________ ($____________)
with simple interest on the outstanding principal amount. The outstanding principal amount, together with all accrued and unpaid interest, shall be due and payable on __________, 2002 (the "Maturity Date").

         1. Interest. The outstanding principal amount on this Promissory Note and Security Agreement (this "Note") shall bear interest at the Prime Rate (as defined below) plus two percent (2%) per annum and shall commence with the date hereof and shall continue on the outstanding principal until this Note is paid in full, in accordance with the terms hereof. Notwithstanding the foregoing, any amount outstanding under this Note shall bear interest from and after the Maturity Date at the Prime Rate plus three percent (3%) per annum. Any interest on this Note accruing after the Maturity Date shall accrue and be compounded monthly until the Obligations (as defined below) of Borrower with respect to the payment of such interest has been discharged (whether before or after judgment). For Purposes hereof, the "Prime Rate" shall mean the interest rate announced publicly by the Atlanta office of SunTrust as its "Prime Rate" as then in effect. For purposes of calculating interest hereunder, the Prime Rate shall first be determined as of the opening of business on the date hereof, and thereafter shall be redetermined every six (6) months thereafter.


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         2.       Payments. Borrower may prepay all or any portion of this Note at any time without penalty. All payments shall be made to the Lender at it offices at 466 Lexington Avenue, New York, NY 10017, or at such other address as the Lender may specify in writing. All payments received from Borrower hereunder shall be applied first, to the payment of any expenses due to the Lender pursuant to the terms of this Note, second, to the payment of interest accrued and unpaid on this Note, and third, to reduce the principal balance hereunder. Any payments of expenses, principal or interest shall be made in U.S. dollars.

         3. Loan Agreement. This Note is being issued pursuant to the Loan Agreement, dated as of February ___, 2002, by and between Borrower and the Lender (the "Loan Agreement"), and is subject to the provisions thereof. If any dispute arises between the terms of the Loan Agreement and the terms of this Note, the terms of the Loan Agreement shall prevail.

         4. No Voting Rights. This Note shall not entitle the Lender to any voting rights or other rights as a stockholder of Borrower.

         5. Transfers. This Note may be transferred only in compliance with applicable federal and state securities laws and only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to Borrower. Thereupon, a new promissory note for like principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note. The Lender agrees to provide a form W-9 to Borrower on request.

         6.       Collateral.

                  (a) As collateral for the repayment in full of the principal of and interest on this Note, together with all costs of enforcement of this Note (the "Obligations"), the undersigned does hereby grant to the Lender a security interest in the property set forth on Schedule 1 hereto together with all proceeds thereof (the "Collateral"). Upon the occurrence and continuance of an Event of Default (as defined below), the Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York (the "UCC").

                  (b) The principal place of business of Borrower is 3500 Parkway Lane, Suite 555, Norcross, Georgia 30092 (the "Principal Office"). Any Collateral consisting of goods or inventory is located at the Principal Office or another office of Borrower. Borrower will give the Lender notice within 15 days of any material change in the foregoing information. At reasonable times, and on one business day's notice, the Lender or its agent, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records, provided the Lender or its agent shall take all reasonable steps to keep confidential all information obtained in any such inspection or audit.

                  (c) Borrower will maintain all Collateral in good condition, ordinary wear and tear excepted, will not use the Collateral for any unlawful purpose and will immediately advise the agent in writing of any material loss or damage to the Collateral.


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Borrower will not sell, lease or otherwise dispose of the Collateral without the prior written consent of the Lender. Borrower will notify the Lender within five calendar days of any commercial tort claim (as defined in the UCC) which may be asserted by it against any third party.

                  (d) Borrower hereby represents and covenants that it is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of equipment which are leased by Borrower, certain intellectual property licensed by Borrower and certain jointly owned intellectual property. Borrower hereby further represents and covenants that the Collateral is now and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, subject only to certain Permitted Liens (as defined below). Subject to the immediately preceding sentence, Borrower hereby agrees to take such steps from time to time as may be requested by the Lender to ensure that the security interest created hereby shall constitute a first priority security interest under applicable law, including the UCC. As used herein, "Permitted Liens" shall mean (i) purchase money security interests in specific items of equipment, (ii) materialmen's, mechanics', carriers', workmen's, warehousemen's, repairmen's, or other like Liens (as defined below) arising in the ordinary course of business, or deposits to obtain the release of such Liens, (iii) Liens for current taxes not yet due and payable or to the extent the taxpayer is contesting such taxes in good faith through appropriate proceedings, (iv) Liens existing on the date hereof held by the landlords of the Borrower on certain Collateral, and (v) Liens or minor imperfections of title that do not materially impair the continued use and operation of the assets to which they relate and would not reasonably be expected to have a material adverse effect on the business, operations, properties (including intangible properties and leased or owned properties), condition (financial or otherwise), prospects, assets or liabilities of the Company and its subsidiaries, taken as a whole ("Material Adverse Effect"). As used herein, "Liens" shall mean with respect to any person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such person under any conditional sale or other title retention agreement or capital lease, upon or with respect to any property or asset of such person.

                  (e) Borrower shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to the Lender, in such form and amounts as the Lender may reasonably require and that are customary and in accordance with standard practices for Borrower's industry and locations, and Borrower shall provide evidence of such insurance to the Lender, so that the Lender is satisfied that such insurance is, at all times, in full force and effect.

                  (f) Should any third-party suit or proceeding be instituted by or against the Lender with respect to the Collateral or in any manner relating to Borrower, Borrower shall, without expense to the Lender, make available Borrower and its officers, employees and agents and Borrower's books and records, to the extent that the Lender may deem them reasonable necessary in order to prosecute or defend any such suit or proceeding.

         7. Event of Default. This Note shall become immediately due and payable upon the occurrence of an Event of Default, whereupon (i) the Lender may cease making any loans or otherwise extending credit to Borrower hereunder or under any other document or agreement, including without limitation, the Loan Agreement, (ii) this Note and all accrued


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interest shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower and (iii) the Lender, at its option, may proceed to enforce all other rights and remedies available to the Lender under applicable law, including without limitation the taking possession of any or all of the Collateral wherever it may be found. For purposes hereof, the occurrence of any of the following shall constitute an "Event of Default" under this Note:

                  (a) the failure by Borrower to make any payment of principal or any other amount payable hereunder, under any other Note issued by Borrower under the Loan Agreement, under any other evidence of indebtedness delivered by Borrower to the Lender, when the same becomes due or the breach of any other condition or Obligation under this Note or any other Note or evidence of indebtedness delivered by Borrower to the Lender under the Loan Agreement or otherwise;

                  (b) the filing of a petition by or against Borrower under any provision of applicable bankruptcy or similar law; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of Borrower; or the insolvency of Borrower; or the making of a general assignment for the benefit of creditors by Borrower;

                  (c) the past or future making of any untrue representation or warranty by Borrower under or in connection with this Note, the Loan Agreement, any other evidence of indebtedness delivered by Borrower to the Lender or any certificate, instrument or written statement delivered in connection therewith which could reasonably be expected to have a Material Adverse Effect;

                  (d) subject only to certain Permitted Liens, failure of the security interest purported to be created hereby to be a first priority perfected security interest free and clear of all liens, security interests or other encumbrances of any nature whatsoever; or

                  (e) failure of Borrower to comply with any covenant or agreement contained herein or in the Loan Agreement which failure remains unremedied for a period of 30 days after notice thereof shall have been given to Borrower by the Lender and could reasonably be expected to have a Material Adverse Effect.

         8. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made only with the written consent of Borrower and the Lender. This Note shall inure to the benefit of and bind the successors, permitted assigns, heirs, executors, and administrators of Borrower and the Lender. Failure of the Lender to assert any right herein shall not be deemed to be a waiver thereof.

         9. Usury Savings Clause. Each of Borrower and the Lenders intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is each of Borrower's and the Lenders' express intention that Borrower not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this Section 9 shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note, and the provisions


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hereof shall immediately be reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

         10. Costs. Borrower agrees to pay all reasonable costs of collection and enforcement of any amounts due hereunder arising as a result of any default hereunder, including without limitation, attorneys' fees and expenses.

         11. Governing Law. This Note is made in accordance with and shall be construed under the laws of the State of New York, other than the conflicts of law principles thereof.

         12. Waiver. All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notice of any kind.


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         13.      Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth below such party's signature or at such other address as may be specified by such party from time to time.


                                    AGREED:

                                    SYNQUEST, INC.
                                    as Borrower



                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    Address: 3500 Parkway Lane, Suite 555
                                             Norcross, Georgia  30092
                                             Facsimile: (770) 325-2949
                                             Attention:

                                    ACCEPTED:

                                    WARBURG, PINCUS INVESTORS, L.P., as
                                    Lender



                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    Address: 466 Lexington Avenue
                                             New York, New York 10017
                                             Facsimile: (212) 878-9359
                                             Attention:


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                                   SCHEDULE 1

                            Description of Collateral

The Collateral includes the following items or types of property, whether now owned or hereafter acquired and wherever located: goods, equipment, inventory, accounts, instruments, investment property, chattel paper, commercial tort claims, notes, deposit accounts, general intangibles, payment intangibles, letter-of-credit rights and proceeds of the foregoing. Each of the foregoing terms includes all such terms as defined in the New York Uniform Commercial Code, as amended from time to time.